Exhibit 10.22.2

                              AMENDED AND RESTATED
                          CONSOLIDATED PROMISSORY NOTE

THIS PROMISSORY NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN Consolidated Promissory NOTE DATED AS OF May 23, 2002 MADE BY THE BORROWER (AS DEFINED HEREIN) TO THE LENDER (AS DEFINED HEREIN) IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000,000 (THE "ORIGINAL NOTE"). THIS PROMISSORY NOTE IS GIVEN SOLELY IN SUBSTITUTION OF THE ORIGINAL NOTE AND NOT IN REPAYMENT OR SATISFACTION THEREOF.

$5,000,000.00                                         New York, New York
                                                            May 23, 2002

                  For value received, the receipt and sufficiency of which are hereby acknowledged, TRAILER BRIDGE, INC., a Delaware corporation ("Borrower"), promises to pay to the order of Transportation Receivables 1992, LLC ("Lender"), FIVE MILLION DOLLARS ($5,000,000.00), or if less, the aggregate unpaid principal amounts of the Loan advanced by Lender to Borrower under the LOAN AND SECURITY AGREEMENT dated as of May 10, 2002 by and between Borrower and Lender (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") together with interest on the unpaid balance of such amount pursuant to the terms of this Note. This Note is the note issued under the Agreement to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

                  Commencing on the date of the Original Note to and including April 21, 2004 (the "Restart Date"), interest shall accrue daily and be compounded annually on the unpaid principal balance of this Note at a rate of 8.03% per annum. From and after the date immediately following the Restart Date, interest on the outstanding principal balance under this Note shall be payable at the rate of 8.03% per annum (and, in the event of a default of the terms of this Note, at a rate that is 3.00% greater than the otherwise applicable rate), quarterly on the 23rd day of every February, May, August, November, commencing August 23, 2004. Interest shall be computed based on a 360-days year of twelve 30-day months. All payments made pursuant to this Note shall be in immediately available funds in United States dollars.

                  The outstanding principal and accrued and unpaid interest under this Note shall be immediately due and payable on May 23, 2007.

                  This Note may be prepaid in whole or in part at any time or from time to time. Payments received by Lender shall be applied first against accrued and unpaid interest and then against principal. To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate,


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acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

                  THIS NOTE CONSOLIDATES THAT CERTAIN PROMISSORY NOTE IN THE AMOUNT OF $3,000,000 MADE BY THE BORROWER IN FAVOR OF THE ESTATE OF M. P. McLEAN AND ASSIGNED TO THE LENDER, AND THAT CERTAIN $2,000,000 FUTURE ADVANCE NOTE MADE BY THE BORROWER IN FAVOR OF THE LENDER, WHICH NOTES ARE ATTACHED HERETO AND AS TO WHICH DOCUMENTARY STAMP AND INTANGIBLES TAXES HAVE BEEN PAID.

                  Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will be not be used for any personal or consumer purpose.

                  Upon the occurrence of any one of more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF FLORIDA.


                                        TRAILER BRIDGE, INC.


                                        By:  /s/ Ralph W. Heim
                                            -----------------------------------
                                            Name:  Ralph W. Heim
                                            Title: President and C.O.O.



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